SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


--------------------------
EQUITY/GROWTH
--------------------------

Scudder Large
Company Growth Fund
Fund #060











Annual Report
July 31, 2000



A fund seeking long-term growth of capital by investing at least 65% of its net assets in large U.S. companies (those with a market value of $1 billion or more).

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      25   Notes to Financial Statements

                      31   Report of Independent Accountants

                      32   Tax Information

                      33   Shareholder Meeting Results

                      34   Officers and Trustees

                      35   Investment Products and Services

                      37   Account Management Resources

Scudder Large Company Growth Fund
--------------------------------------------------------------------------------
ticker symbol SCQGX                                              fund number 060
--------------------------------------------------------------------------------

Date of          o    Scudder Large Company Growth Fund returned 29.15%
Inception:            during the twelve months ended July 31, 2000, beating
5/15/91               the 24.36% return of its unmanaged benchmark, the
                      Russell 1000 Growth Index.

                 o    The fund has finished in the top half of large-cap
Total Net             growth funds over the one-, three-, and five-year
Assets as             periods according to Lipper Analytical Services1, and
of 7/31/00:           has been awarded an overall rating of five stars by
$1.5 billion          Morningstar(TM)2.

                 o Management continues to employ a diversified, long-term approach that is focused on finding the best growth stocks available.


1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended July 31, 2000, Scudder Large Company Growth Fund's Lipper ranking was 181 out of 472 funds for the one-year period, 152 out of 304 funds for the three-year period, and 70 out of 199 for the five-year period. Past performance is no guarantee of future results.

2 Morningstar proprietary rankings reflect historical risk-adjusted performance as of July 31, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns with appropriate fee adjustments. Past performance is no guarantee of future results. Scudder Large Company Growth Fund received 5 stars overall, 4 stars for the 3-year period, and 5 stars for the 5-year period. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder Large Company Growth Fund was rated among 3376 and 2348 funds for the 3- and 5-year periods, respectively, in its broad asset class. Not all Scudder Funds receive 4- and 5-star ratings. Ratings are subject to change.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Although growth stocks are known as an asset class that tends to experience above-average volatility, the events of this year have nevertheless proven unsettling for many investors. The market's rapidly shifting expectations regarding the direction of interest rates led to several sharp moves in growth sectors such as technology and biotech, and sparked violent swings in the Nasdaq index, as depicted in the following table.

         ---------------------------------------------------------------
         Nasdaq Total Returns by Period
         ---------------------------------------------------------------
         January 1 - March 10                        +24.10%
         March 11 - May 23                           -35.49%
         May 24 - July 17                            +30.73%
         July 18 - July 31                            -9.82%
         ---------------------------------------------------------------


When the market exhibits this sort of volatility, it can be difficult for growth investors to adhere to the guidelines that we at Scudder frequently encourage: namely, diversification and a long-term approach. Nevertheless, we believe that you should keep these factors in mind no matter how the market is performing on any given day. Growth stocks, despite their recent volatility, remain a critical component of a diversified portfolio. As a shareholder of Scudder Large Company Growth Fund, you own a fund that invests in stocks that management believes to be the best large-cap growth names available in the market. The fund has produced a solid performance record, finishing in the top half of the large-cap growth fund category over the one-, three-, and five-year time periods (according to Lipper Analytical Services), and earning an overall rating of 5 stars from Morningstar(TM).

We believe that an important reason for the fund's strong showing is management's steady, disciplined strategy and its commitment to using intensive fundamental research to uncover winning companies. This approach has proven highly valuable amid the volatile market environment of the past twelve months. For more information on the reasons behind the fund's overall performance, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Large Company Growth Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Large Company Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                   July 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                     Scudder Large
                     Company Growth             Russell 1000
                  Fund -- Scudder Shares        Growth Index*

              5/91**    10000                     10000
               '91      10247                     10037
               '92      11827                     11308
               '93      12134                     11590
               '94      12680                     12173
               '95      15743                     16000
               '96      17993                     18484
               '97      26366                     28064
               '98      31346                     33651
               '99      37377                     41743
               '00      48272                     51911


                          Yearly periods ended July 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                               Growth of                            Average
Period ended 7/31/2000          $10,000             Cumulative       Annual
------------------------------------------------------------------------------
Scudder Large Company Growth Fund -- Scudder Shares
------------------------------------------------------------------------------
1 year                         $  12,915               29.15%         29.15%
------------------------------------------------------------------------------
5 year                         $  30,663              206.63%         25.12%
------------------------------------------------------------------------------
Life of Fund**                 $  50,404              404.04%         19.18%
------------------------------------------------------------------------------
Russell 1000 Growth Index*
------------------------------------------------------------------------------
1 year                         $  12,436               24.36%         24.36%
------------------------------------------------------------------------------
5 year                         $  32,444              224.44%         26.51%
------------------------------------------------------------------------------
Life of Fund**                 $  51,911              419.11%         19.66%
------------------------------------------------------------------------------


* The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 15, 1991. Index comparisons begin May 31, 1991.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER LARGE COMPANY GROWTH FUND -- SCUDDER SHARES TOTAL RETURN (%) AND RUSSELL 1000 GROWTH INDEX* TOTAL RETURN (%)

                                       Yearly periods ended July 31

            1991**  1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)    7.00  15.42   2.60   4.50   24.15  14.29  46.54  18.89  19.24  29.15
------------------------------------------------------------------------------------
Index Total
Return (%)     .37  12.66   2.49   5.03   31.44  15.53  51.83  19.91  24.05  24.36
------------------------------------------------------------------------------------
Net Asset
Value ($)    12.84  14.77  15.13  15.51   17.74  19.49  26.27  29.48  33.36  42.46
------------------------------------------------------------------------------------
Income
Dividends
($)             --    .03    .03    .08     .15    .14     --     --     --     --
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)             --    .02     --    .24    1.09    .60   1.77   1.46   1.71    .59
------------------------------------------------------------------------------------


* The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 15, 1991. Index comparisons begin May 31, 1991.

         On March 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as Scudder Quality Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   July 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                          Management seeks
Common Stock                94%                      to remain as close to
Cash Equivalents             6%                          fully invested in
------------------------------------                 equities as possible.
                           100%
------------------------------------




--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 6% Cash Equivalents)                       The fund's position in
                                                       technology increased
Technology                  45%                      from 37% of net assets
Health                      16%                        on January 31, 2000.
Consumer Discretionary       7%
Consumer Staples             7%
Media                        7%
Manufacturing                6%
Communications               5%
Financial                    3%
Service Industries           3%
Energy                       1%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------

(41% of Portfolio)                                                    Reflecting
                                                         management's  long-term
  1.     Intel Corp.                                      approach, seven of the
         Producer of semiconductor memory circuits        top ten holdings as of
                                                            July  31, 2000, also
  2.     Cisco Systems, Inc.                                 appeared in the top
         Manufacturer of computer network products           ten six months ago.

  3.     Pfizer, Inc.
         International pharmaceutical company

  4.     Sun Microsystems, Inc.
         Manufacturer of high-performance workstations, servers and software

  5.     General Electric Co.
         Producer of electrical equipment

  6.     Microsoft Corp.
         Developer of computer software

  7.     Medtronic, Inc.
         Manufacturer of cardiac pacemakers

  8.     America Online, Inc.
         Provider of online computer services

  9.     JDS Uniphase Corp.
         Designer, developer, manufacturer and distributor of products for the fiberoptic communications market

 10.     Applied Materials, Inc.
         Producer of reactors used to manufacture thin film


For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   July 31, 2000

In the following interview, Valerie F. Malter, lead portfolio manager of Scudder Large Company Growth Fund, discusses the recent market environment and the fund's current investment strategy.

Q: Please describe how growth stocks were affected by the volatility that characterized the market environment during the past year?

A: The strong returns posted by U.S. stock indices during the past twelve months masks the extreme volatility and rapid sector rotations that have shaken the global equity markets so far in 2000. Growth stocks began the calendar year on a high note, boosted by euphoric investor sentiment and the notion that in an environment of rising interest rates, growth stocks would be able to maintain steady earnings. During April and May, however, the sector plunged as concerns surrounding the increasingly aggressive interest rate policy of the U.S. Federal Reserve weighed heavily on the market. Investors reacted to the uncertain environment by rotating out of more aggressive areas such as technology and biotech and into defensive sectors such as consumer staples. The market changed course yet again during June and early July, as signs of a slowing economy signaled to market participants that the Fed's year-long campaign of higher rates may finally be nearing an end. Although growth stocks generally moved higher during this phase, many individual stocks fell sharply as the market continued to punish companies that failed to meet expectations. In this environment, stock selection became essential to performance.

Q: Did the fund's investment approach help it withstand the market's fluctuations?

A: Yes, we believe that the fund's diversification and our adherence to a strict investment discipline were key. In managing the fund, we seek to build a portfolio of the best growth stocks available without concerning ourselves with the short-term trends of the economy and the markets. Our investment strategy is not quite sector neutral, but we are committed to managing risk through diversification. This discipline prevents us from trying to guess the next hot sector or momentum stock. In addition, it helps ensure that the fund will be positioned to capture gains when sectors bounce back, as many did during the past three months.

While we closely monitor how economic trends affect individual companies, we do not allow short-term macroeconomic fluctuations to drive our investment discipline. So while other managers may eliminate positions that tend to underperform in certain environments, we examine each company's ability to sustain momentum regardless of what sector it's in. This was especially important during a period in which most sectors experienced wild swings. Anticipating rotations and trading patterns is difficult in any market, but almost impossible in this one.

Q: Did your approach translate into a positive performance?

A: Yes. For the twelve-month period ended July 31, 2000, the fund produced a total return of 29.15%, beating the 24.36% return of its unmanaged benchmark, the Russell 1000 Growth Index. In addition, the fund has finished in the top half of large-cap growth funds over the one-, three-, and five-year periods according to Lipper Analytical Services, and has been awarded an overall rating of five stars by Morningstar(TM).

Q: How is the fund positioned at present?

A: Our focus on earnings growth led us to establish a marginal overweighting in the health care sector, where the fund benefited from the strong performance of pharmaceuticals (Warner Lambert, Pfizer) and biotech stocks (Allergan, MedImmune) during the past six months. The portfolio's holdings in the technology stocks also helped performance over the full period, despite the sector's spring correction. We took advantage of the volatility of April and May to add to the fund's positions in Aether Systems, Broadcom, Siebel Systems, i2 Technologies, Juniper Networks, and Ariba, a decision that allowed us to benefit from the June rally in tech stocks. On the negative side, performance was hurt by the fund's holdings in retail stocks, which were hurt by earnings disappointments and concerns over a potential slowdown in the U.S. economy. We are confident that the portfolio is well-positioned in this area, since it is focused on value-end retailers such as Wal-Mart, Target, and Kohl's, companies whose focus on consumer staples makes them less vulnerable to fluctuations in the economy.

The fund's diversification has proven helpful to fund performance during this volatile period. While growth investors who were weighted too heavily in technology suffered during the spring, the fund's downside was cushioned by its holdings in pharmaceuticals and consumer staples, defensive areas that actually benefited from the volatility in tech stocks. In our view, diversification is a much more effective way to deal with market rotations than an approach that emphasizes active trading.

Q: The fund's top ten holdings include seven of the same names that were included in the top ten list in the semiannual report that was issued on January 31, 2000. Is it part of your strategy to buy and hold?

A: Absolutely. Before we buy a stock, we must believe in its long-term merits. We evaluate each stock using rigorous proprietary fundamental analysis that is supplemented by quantitative measures. Once we have purchased a stock, we are not going to sell it because of non-fundamental, short-term price changes. Also, we don't believe that making constant changes to the portfolio effectively serves our shareholders.

Q: Where are you seeing potential opportunities going forward?

A: We are on the lookout for retailers who can grow their concepts via the Web. Most traditional retailers are currently in an expansion phase. We believe that those that have existing Web capabilities in place will continue to use the Internet to their advantage to build sales and increase efficiencies.

In addition, we think that investors have been overly pessimistic regarding pharmaceutical stocks. Demographic trends, combined with the capacity of some companies to develop new products, makes the prospects for large pharmaceuticals better than ever. This suggests that there will be more valuable drugs introduced in the near future. If opportunities present themselves, we may increase the fund's exposure to certain names or add to others.

Q: What is your outlook for large-cap growth stocks?

A: Despite the fact that the Nasdaq recovered a good portion of its March and April losses over the course of the subsequent three months, we continue to believe that the market will remain in a trading range during the remainder of the year. A lot depends on whether the Federal Reserve is successful at slowing the economy and stemming inflation without throwing the country into a recession. If it is, and interest rates don't go up much more, large-cap growth stocks should continue to do well. However, consistently rising rates are not good for the fund's higher P/E stocks or for the market overall.

The portfolio remains broadly diversified and filled with the highest quality large growth stocks we can find. We feel the fund's diversification and our attention to quality will help provide a degree of protection against additional market volatility. We fear that the remainder of 2000 will bring more of what we have seen so far: incredible volatility and a lack of patience with disappointment. As a result, we continue to focus our energy on identifying and buying those stocks with the best near- and long-term fundamentals, and the lowest probability of disappointing investors. We will also continue to stay close to the process and discipline that we have been using for the past five years, and believe that our adherence to these very important rules of growth stock investing will continue to keep the portfolio well-positioned for the future.

The opinions expressed are those of Valerie Malter, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any specific security.

Scudder Large Company Growth Fund:
A Team Approach to Investing

Scudder Large Company Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Valerie F. Malter joined the Adviser in 1995 and is responsible for the fund's investment strategy and daily operation. Ms. Malter has 15 years of experience as an analyst covering a wide range of industries, and five years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations.

Portfolio manager George Fraise joined the team and the Adviser in 1997 and has 13 years of experience in the financial industry.

Glossary of Investment Terms
--------------------------------------------------------------------------------

    Consumer Staples  Products purchased by consumers on a regular basis, such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.
Defensive Securities  Stocks and bonds that are more conservative than average, and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.
Fundamental Research  Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.
        Growth Stock  Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.
  Momentum Investing  The practice of investing in the market's top performing stocks in order to capture additional upward movements in their prices.
   Price To Earnings  Price of a stock divided by its earnings per share. A widely
   (P/E) Ratio (also  used gauge of a stock's valuation that indicates what
  Earnings Multiple)  investors are paying for a company's earnings on a per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                         as of July 31, 2000
--------------------------------------------------------------------------------

                                                    Principal
                                                    Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 2.8%
--------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 6.53%, to be
    repurchased at $20,003,628 on 8/1/2000** .....   20,000,000   20,000,000
 State Street Bank and Trust Company, 6.53%, to be
    repurchased at $22,220,030 on 8/1/2000** .....   22,216,000   22,216,000

--------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $42,216,000)                    42,216,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Investments 2.9%
--------------------------------------------------------------------------------

 Student Loan Marketing Association Discount Note,
    8/1/2000 (Cost $45,000,000) ..................   45,000,000   45,000,000
[GRAPHIC OMITTED]


                                                       Shares
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 94.3%
--------------------------------------------------------------------------------

 Consumer Discretionary 6.2%
 Department & Chain Stores
 Gap, Inc. .......................................      346,550   12,410,822
 Home Depot, Inc. ................................      461,575   23,886,506
 Kohl's Corp.* ...................................      285,650   16,210,638
 Target Corp. ....................................      469,400   13,612,600
 Wal-Mart Stores, Inc. ...........................      532,100   29,232,244
                                                                ------------
                                                                  95,352,810
                                                                ------------
 Consumer Staples 6.2%
 Food & Beverage 2.7%
 Coca-Cola Co. ...................................      191,900   11,765,869
 PepsiCo, Inc. ...................................      633,640   29,028,624
                                                                ------------
                                                                  40,794,493
                                                                ------------
 Package Goods/Cosmetics 3.5%
 Colgate-Palmolive Co. ...........................      497,150   27,685,041
 Estee Lauder Companies, Inc. "A" ................      422,750   18,601,000
 Gillette Co. ....................................      243,450    7,105,697
                                                                ------------
                                                                  53,391,738
                                                                ------------
 Health 15.1%
 Biotechnology 2.8%
 Genentech, Inc.* ................................      159,100   24,203,088




    The accompanying notes are an integral part of the financial statements.

                                         Shares       Value ($)
---------------------------------------------------------------

 MedImmune, Inc.* ..................     300,800    17,897,600
                                                  ------------
                                                    42,100,688
                                                  ------------
 Medical Supply & Specialty 2.7%
 Medtronic, Inc. ...................     809,838    41,352,353
                                                  ------------
 Pharmaceuticals 9.6%
 Allergan, Inc. ....................     216,100    14,465,194
 Johnson & Johnson .................     242,200    22,539,738
 Merck & Co., Inc. .................     421,150    30,191,191
 Pfizer, Inc. ......................   1,841,537    79,416,283
                                                  ------------
                                                   146,612,406
                                                  ------------
 Communications 5.1%
 Cellular Telephone 1.9%
 American Tower Corp. "A"* .........     270,050    11,578,394
 Vodafone Group plc (ADR) ..........     401,800    17,327,625
                                                  ------------
                                                    28,906,019
                                                  ------------
 Telephone/Communications 3.2%
 JDS Uniphase Corp.* ...............     271,410    32,060,306
 Nortel Networks Corp. .............     234,700    17,455,813
                                                  ------------
                                                    49,516,119
                                                  ------------
 Financial 3.1%
 Insurance 1.1%
 American International Group, Inc.      196,137    17,198,763
                                                  ------------
 Consumer Finance 0.9%
 American Express Co. ..............     247,400    14,024,488
                                                  ------------
 Other Financial Companies 1.1%
 Morgan Stanley Dean Witter & Co. ..     181,100    16,525,375
                                                  ------------
 Media 6.1%
 Advertising 0.9%
 Omnicom Group, Inc. ...............     158,850    13,502,250
                                                  ------------
 Broadcasting & Entertainment 4.2%
 Clear Channel Communications, Inc.*     200,200    15,252,738
 Univision Communication, Inc.* ....     136,900    17,009,825
 Viacom, Inc. "B"* .................     267,850    17,761,803
 Walt Disney Co. ...................     376,550    14,567,778
                                                  ------------
                                                    64,592,144
                                                  ------------


    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
-------------------------------------------------------------------

 Cable Television 1.0%
 AT&T Corp. -- Liberty Media Corp. "A" .     676,250    15,046,564
                                                      ------------
 Service Industries 2.6%
 EDP Services 0.8%
 Electronic Data Systems Corp. .........     301,600    12,968,800
                                                      ------------
 Investment 1.0%
 Charles Schwab Corp. ..................     400,375    14,463,547
                                                      ------------
 Miscellaneous Commercial Services 0.8%
 Siebel Systems, Inc.* .................      83,110    12,050,950
                                                      ------------
 Manufacturing 5.9%
 Diversified Manufacturing
 General Electric Co. ..................   1,319,550    67,874,353
 Textron, Inc. .........................     390,600    22,288,613
                                                      ------------
                                                        90,162,966
                                                      ------------
 Technology 42.8%
 Computer Software 8.4%
 America Online, Inc.* .................     633,350    33,765,472
 i2 Technologies, Inc.* ................     108,400    14,064,900
 Microsoft Corp.* ......................     860,450    60,070,166
 Oracle Corp.* .........................     271,080    20,381,828
                                                      ------------
                                                       128,282,366
                                                      ------------
 Diverse Electronic Products 6.4%
 Aether Systems, Inc.* .................     100,520    16,730,298
 Applied Materials, Inc.* ..............     405,880    30,796,145
 Dell Computer Corp.* ..................     395,870    17,393,538
 General Motors Corp. "H"* .............     530,640    13,730,310
 Teradyne, Inc.* .......................     312,660    19,814,828
                                                      ------------
                                                        98,465,119
                                                      ------------
 EDP Peripherals 4.6%
 Ariba, Inc.* ..........................     232,090    26,907,934
 EMC Corp.* ............................     361,540    30,776,093
 Network Appliance, Inc.* ..............     142,500    12,281,719
                                                      ------------
                                                        69,965,746
                                                      ------------
 Electronic Components/Distributors 8.9%
 Broadcom Corp. "A"* ...................      68,360    15,329,730
 Cisco Systems, Inc.* ..................   1,651,790   108,089,008


    The accompanying notes are an integral part of the financial statements.

                                                                      Shares       Value ($)
--------------------------------------------------------------------------------------------

 Juniper Networks, Inc.* .....................................          86,620    12,337,936
                                                                               -------------
                                                                                 135,756,674
                                                                               -------------
 Electronic Data Processing 4.5%
 Sun Microsystems, Inc.* .....................................         658,840    69,466,443
                                                                               -------------
 Semiconductors 10.0%
 Intel Corp. .................................................       1,631,460   108,899,955
 Linear Technology Corp. .....................................         422,760    23,357,490
 Vitesse Semiconductor Corp.* ................................         342,080    20,396,520
                                                                               -------------
                                                                                 152,653,965
                                                                               -------------
 Energy 1.2%
 Oilfield Services/Equipment
 Schlumberger Ltd. ...........................................         257,150    19,013,028
                                                                               -------------

--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $976,559,433)                                        1,442,165,814
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,063,775,433) (a)                 1,529,381,814
--------------------------------------------------------------------------------------------


*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $1,066,000,486. At July 31, 2000, net unrealized appreciation for all securities based on tax cost was $463,381,328. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $488,422,436 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,041,108.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of July 31, 2000
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,063,775,433) ...............   $1,529,381,814
Receivable for investments sold .........................................       21,835,208
Dividends receivable ....................................................          184,369
Interest receivable .....................................................            7,657
Receivable for Fund shares sold .........................................        2,913,223
Due from Adviser ........................................................           37,489
                                                                           ---------------
Total assets ............................................................    1,554,359,760

Liabilities
------------------------------------------------------------------------------------------
Due to custodian bank ...................................................            1,846
Payable for investments purchased .......................................       70,238,216
Payable for Fund shares redeemed ........................................        8,960,929
Accrued management fee ..................................................          884,938
Accrued reorganization costs ............................................          349,645
Accrued Trustees' fees and expenses .....................................           73,697
Other accrued expenses and payables .....................................          561,322
                                                                           ---------------
Total liabilities .......................................................       81,070,593
Net assets, at value ....................................................   $1,473,289,167

Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ...............      465,606,381
Accumulated net realized gain (loss) ....................................       36,675,271
Paid-in capital .........................................................      971,007,515
Net assets, at value ....................................................   $1,473,289,167

Net Asset Value
------------------------------------------------------------------------------------------
Scudder Shares
NetAsset Value, offering and redemption price per share ($1,415,498,408 /
   33,337,103 outstanding shares of beneficial interest, $.01 par value,    --------------
   unlimited number of shares authorized) ...............................   $        42.46
Class R Shares                                                              --------------
Net Asset Value, offering and redemption price per share ($57,790,759 /
   1,364,051 outstanding shares of beneficial interest, $.01 par value,     --------------
   unlimited number of shares authorized) ...............................   $        42.37
                                                                            --------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended July 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,770) ...........   $   4,528,486
Interest ......................................................       3,524,462
                                                                ---------------
Total Income ..................................................       8,052,948
                                                                ---------------
Expenses:
Management fee ................................................       8,344,919
Services to shareholders ......................................       4,970,525
Custodian and accounting fees .................................         143,325
Administrative services fees ..................................          78,141
Auditing ......................................................          66,450
Legal .........................................................          25,534
Trustees' fees and expenses ...................................         113,765
Reports to shareholders .......................................         167,623
Reorganization ................................................         446,450
Registration fees and other expenses ..........................         136,645
                                                                ---------------
Total expenses, before expense reductions .....................      14,493,377
Expense reductions ............................................         (70,181)
                                                                ---------------
Total expenses, after expense reductions ......................      14,423,196
--------------------------------------------------------------------------------
Net investment income (loss)                                         (6,370,248)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................      40,290,549
Net unrealized appreciation (depreciation) during the period on
   investments ................................................     226,687,163
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          266,977,712
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 260,607,464
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Nine Months      Year Ended
                                          Year Ended     Ended July 31,     October 31,
Increase (Decrease) in Net Assets        July 31, 2000        1999             1998
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......   $    (6,370,248)   $  (2,513,387)   $    (213,021)
Net realized gain (loss) on
   investment transactions ........        40,290,549       16,822,623       31,321,568
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period .       226,687,163      116,057,567       35,342,915
                                     ---------------- ----------------  ---------------
Net increase (decrease) in net
   assets resulting from
   operations .....................       260,607,464      130,366,803       66,451,462
                                     ---------------- ----------------  ---------------
Distributions to shareholders from:
Net realized gains:
  Scudder shares ..................       (15,765,593)     (32,234,768)     (16,858,738)
                                     ---------------- ----------------  ---------------
Class R shares ....................          (293,269)              --               --
                                     ---------------- ----------------  ---------------
Fund share transactions:
Proceeds from shares sold .........       829,542,987      476,042,466      297,954,229
Reinvestment of distributions .....        15,736,257       31,494,884       16,409,785
Cost of shares redeemed ...........      (445,853,126)    (278,510,744)    (149,865,907)
                                     ---------------- ----------------  ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions ...................       399,426,118      229,026,606      164,498,107
                                     ---------------- ----------------  ---------------
Increase (decrease) in net assets .       643,974,720      327,158,641      214,090,831
Net assets at beginning of period .       829,314,447      502,155,806      288,064,975
Net assets at end of period .......   $ 1,473,289,167    $ 829,314,447    $ 502,155,806



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares

-------------------------------------------------------------------------------------------
                             2000(a)(b) 1999(a)(c) 1998(a)(d) 1997(a)(d) 1996(a)(d) 1995(d)
-------------------------------------------------------------------------------------------
Net asset value, beginning
of period                    $33.35      $28.17     $25.10     $21.19     $18.44    $16.17
                             --------------------------------------------------------------
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------
  Net investment income
  (loss)                       (.21)       (.11)      (.02)      (.01)       .08       .11
-------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions      9.91        7.00       4.55       5.69       3.41      3.40
                             --------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total from investment
  operations                   9.70        6.89       4.53       5.68       3.49      3.51
-------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------
  Net investment income          --          --         --         --       (.14)     (.15)
-------------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions      (.59)      (1.71)     (1.46)     (1.77)      (.60)    (1.09)
                             --------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total distributions            (.59)      (1.71)     (1.46)     (1.77)      (.74)    (1.24)
-------------------------------------------------------------------------------------------
Net asset value, end
of period                    $42.46      $33.35     $28.17     $25.10     $21.19    $18.44
                             --------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Return (%)              29.15       24.83**    18.86      28.84      19.49     23.78

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                  1,415         829        502        288        221       173
-------------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)         1.21(e)     1.23*      1.19       1.21       1.07      1.17
-------------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         1.21(e)     1.23*      1.19       1.21       1.07      1.17
-------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              (.53)       (.46)*     (.06)      (.05)       .41       .71
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)      56          63*        54         68         69        92
-------------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the year ended July 31, 2000.

(c) For the nine months ended July 31, 1999. On August 10, 1998, the Trustees of the Fund changed the fiscal year end from October 31 to July 31.

(d)      For the year ended October 31.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.17% and 1.17%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class R Shares

------------------------------------------------------------------------------------
                                                                           2000(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $33.27
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (a)                                          (.29)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        9.98
                                                                          ----------
------------------------------------------------------------------------------------
Total from investment operations 9.69 Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                       --
------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.59)
                                                                          ----------
------------------------------------------------------------------------------------
Total distributions                                                         (.59)
------------------------------------------------------------------------------------
Net asset value, end of period                                            $42.37
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                           29.22**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        58
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.43(c)*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.42(c)*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.74)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56*
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) For the period August 2, 1999 (commencement of Class R shares) to July 31, 2000.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.37% and 1.37%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of the Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

On August 10, 1998, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to July 31 from October 31.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Effective August 2, 1999, the Fund offers two classes of shares: Scudder shares and Class R shares. Class R shares are available for purchase by participants of certain employer-sponsored retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

For the year ended July 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $1,019,419,455 and $630,382,602, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the year ended July 31, 2000, the fee pursuant to the Agreement amounted to $8,344,919.

Administrative Services Fees. Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, provides information and administrative services to Class R shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period August 2, 1999 through July 31, 2000, the Administrative Services Fees were as follows:
                                                Fees Waived by      Unpaid at
Administrative Services Fees   Total Aggregated       KDI         July 31, 2000
--------------------------------------------------------------------------------
Class R ....................   $       78,141               --   $       78,141


Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R shares. During the first year of operations for Class R shares, shareholder services fees will be accrued at a rate of 0.35%. For the period August 2, 1999 through July 31, 2000, the amount charged to Class R shares aggregated $109,502, of which $76,451 is unpaid at July 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder shares of the Fund. For the year ended July 31, 2000, the amount charged to the Scudder shares of the Fund by SSC aggregated $1,295,705, of which $113,553 is unpaid at July 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended July 31, 2000, the amount charged to the Fund by STC aggregated $2,696,270, of which $280,780 was unpaid at July 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended July 31, 2000, the amount charged to the Fund by SFAC aggregated $135,642, of which $10,344 was unpaid at July 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Scudder class of the Underlying Funds based on each Underlying Funds' proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Scudder class of the Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Scudder class of the Underlying Funds. For the year ended July 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $439,376.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended July 31, 2000, Trustees' fees and expenses for the Trust aggregated $38,789. In addition, a one-time fee of $74,976 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the

Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $37,489 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended July 31, 2000, the Fund's custodian and transfer agent fees were reduced by $3,233 and $29,459, respectively, under these arrangements.

E. Share Transactions

                                     Year Ended                     Nine Months Ended
                                    July 31, 2000                     July 31, 1999
                          ----------------------------------- --------------------------------
                               Shares           Dollars         Shares           Dollars
Shares sold
----------------------------------------------------------------------------------------------
Scudder Shares ........      18,548,987    $ 752,070,116       14,423,168    $ 476,042,466
Class R* ..............       1,945,668       77,472,871               --               --
                                           $ 829,542,987                     $ 476,042,466

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------------
Scudder Shares ........         384,247    $  15,443,016          989,473    $  31,494,884
Class R* ..............           7,304          293,241               --               --
                                           $  15,736,257                     $  31,494,884
Shares redeemed
------------------------------------------------------------------------------------------
Scudder Shares ........     (10,459,812)   $(421,748,505)      (8,377,733)   $(278,510,744)
Class R* ..............        (588,921)     (24,104,621)              --               --
                                           $(445,853,126)                    $(278,510,744)
Net increase (decrease)
------------------------------------------------------------------------------------------
Scudder Shares ........       8,473,422    $ 345,764,627        7,034,908    $ 229,026,606
Class R* ..............       1,364,051       53,661,491               --               --
                                           $ 399,426,118                     $ 229,026,606


* For the period August 2, 1999 (commencement of sale of Class R shares) to July 31, 2000.

                                             Year Ended
                                          October 31, 1998
                                -----------------------------------
                                      Shares           Dollars
Shares sold
-------------------------------------------------------------------
Scudder Shares .................    11,101,198    $ 297,954,229

Shares issued to shareholders
in reinvestment of distributions
---------------------------------------------------------------
Scudder Shares .................       667,879    $  16,409,785
Shares redeemed
---------------------------------------------------------------
Scudder Shares .................    (5,417,328)   $(149,865,907)
Net increase (decrease)
---------------------------------------------------------------
Scudder Shares .................     6,351,749    $ 164,498,107

F. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Investment Trust and the Shareholders of Scudder Large Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Large Company Growth Fund (the "Fund") at July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
September 15, 2000

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $0.43 per share from net long-term capital gains during its year ended July 31, 2000, of which 100% represented 20% rate gains.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $42,000,000 as capital gain dividends for its year ended July 31, 2000, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Large Company Growth Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of the fund.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                           13,861,777           278,721
   Linda C. Coughlin                              13,862,817           277,681
   Dawn-Marie Driscoll                            13,860,750           279,748
   Edgar R. Fiedler                               13,850,807           289,691
   Keith R. Fox                                   13,864,620           275,878
   Joan E. Spero                                  13,859,591           280,907
   Jean Gleason Stromberg                         13,860,034           280,464
   Jean C. Tempel                                 13,863,949           276,549
   Steven Zaleznick                               13,861,781           278,717
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                    Number of Votes:
                                                                     Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      13,851,002             124,109              165,387                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                        William F. Gadsden*
   o  President and Trustee                  o  Vice President

 Henry P. Becton, Jr.                      William F. Glavin*
   o  Trustee; President, WGBH               o  Vice President
      Educational Foundation
                                           Valerie F. Malter*
 Dawn-Marie Driscoll                         o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,        James E. Masur*
      Center for Business Ethics,            o  Vice President
      Bentley College
                                           Ann M. McCreary*
 Edgar R. Fiedler                            o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The             Kathleen T. Millard*
      Conference Board, Inc.                 o  Vice President

 Keith R. Fox                              Howard S. Schneider*
   o  Trustee; General Partner,              o  Vice President
      The Exeter Group of Funds
                                           John Millette*
 Joan E. Spero                               o  Vice President and Secretary
   o  Trustee; President, The Doris
      Duke Charitable Foundation           Kathryn L. Quirk*
                                             o  Vice President and
 Jean Gleason Stromberg                         Assistant Secretary
   o  Trustee; Consultant
                                           John R. Hebble*
 Jean C. Tempel                              o  Treasurer
   o  Trustee; Managing Director,
      First Light Capital, LLC             Brenda Lyons*
                                             o  Assistant Treasurer
 Steven Zaleznick
   o  Trustee; President and               Caroline Pearson*
      Chief Executive Officer,               o  Assistant Secretary
      AARP Services, Inc.
                                           *Scudder Kemper Investments, Inc.
 Thomas V. Bruns*
   o  Vice President

 James M. Eysenbach*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series--               Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio          Choice Series
                                              Scudder Health Care Fund
U.S. Growth and Income                        Scudder Technology Fund
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       35

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group